Exhibit 10.1

Execution Version

EXTENSION AGREEMENT

This Extension of the Credit Agreement (this “Agreement”), dated as of 24 January 2024, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), the financial institutions and other institutional lenders from time to time parties to the Credit Agreement referred to below that have agreed to extend their commitments (the “Extending Lenders”), DBS Bank, Ltd., as a new lender (the “New Lender” and, together with the Extending Lenders, the “Lenders”), and CITIBANK EUROPE PLC, UK BRANCH (legal successor to Citibank International Limited), as Administrative Agent.

WHEREAS, PMI, the Extending Lenders and the Administrative Agent are parties to that certain Credit Agreement relating to the Revolving Credit Facility, dated as of 12 February 2013 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, PMI, the Extending Lenders and the Administrative Agent desire to extend the term of the Credit Agreement; and

WHEREAS, the New Lender, which is not an existing lender, has agreed to become a lender under the Credit Agreement, as extended hereby, and provide a Commitment as set forth in Schedule 4 (Commitments) attached hereto on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

2.            Extension. Each of the undersigned Extending Lenders hereby agrees to extend, effective 30 January 2024, its Commitment as set forth in Schedule 4 (Commitments) attached hereto and extend the Maturity Date under the Credit Agreement, for a 364-day period to 28 January 2025 pursuant to Section 2.19 of the Credit Agreement.

3.            Joinder to Credit Agreement.

(a)            The New Lender hereby agrees to become a party to the Credit Agreement as extended hereby and provide a Commitment as set forth in Schedule 4 (Commitments) attached hereto on the terms and conditions set forth herein.

(b)            The New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, and (B) (x) the source of any funds it is using to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any Plan subject to Title I of ERISA or Section 4975 of the Code or (y) the assignment or Advance is not and will not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

(c)            Pursuant to the terms hereof, the New Lender shall (i) be a party to the Credit Agreement, (ii) be a Lender for all purposes of the Credit Agreement, (iii) perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender under the Credit Agreement; and (iv) have the rights and obligations of a Lender under the Credit Agreement.

(d)            The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 9.2 of the Credit Agreement are as set forth in the New Lender’s administrative questionnaire delivered by the New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent.

4.            Concerning Commitments.

(a)            Schedule 4 (Commitments) is hereby deleted in its entirety and is replaced with Schedule 4 (Commitments) attached hereto.

(b)            Each Person whose name appears on Schedule 4 (Commitments) attached hereto acknowledges and agrees that, on and as of the effective date of this Agreement, such Person shall be a Lender under the Credit Agreement as extended hereby and shall have a Commitment as set forth next to the name of such Person on Schedule 4 (Commitments) attached hereto. Each party hereto acknowledges and agrees that, on and as of the effective date of this Agreement, Schedule 4 (Commitments) attached hereto sets forth all the Commitments of all the Lenders.

5.            Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed.

6.            Effective Date. This Agreement shall become effective on 30 January 2024.

7.            Condition Precedent. On or prior to the date hereof, the Administrative Agent shall have received this Agreement, duly executed and delivered by PMI and the Lenders.

8.            Representations and Warranties. PMI represents and warrants to the Administrative Agent and to each of the Lenders that the statements in subsections (a), (b), (c), (d) and (f) (but only clause (i) thereof) of Section 4.1 of the Credit Agreement are true and correct on and as of the date hereof.

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9.            Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.          Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Administrative Agent and each Lender, and each of their respective successors and assigns.

11.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

12.          Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ Frank de Rooij
	Name:	Frank de Rooij
	Title:	Vice President
Treasury and Corporate Finance

Signature page - Extension Agreement

CITIBANK EUROPE PLC, UK BRANCH, as Administrative Agent

By:	/s/ Henrik Slotsaa
	Name:	Henrik Slotsaa
	Title:	Vice President

Signature page - Extension Agreement

CITIBANK, N.A., as Extending Lender

By:	/s/ Caryn Bell
	Name:	Caryn Bell
	Title:	Managing Director

Signature page - Extension Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Extending Lender

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Managing Director

By:	/s/ Armen Semizian
	Name:	Armen Semizian
	Title:	Managing Director

Signature page - Extension Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Extending Lender

By:	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Managing Director

By:	/s/ Rita Walz-Cuccioli
	Name:	Rita Walz-Cuccioli
	Title:	Executive Director

Signature page - Extension Agreement

BANK OF AMERICA, N.A., as Extending Lender

By:	/s/ Albert Wheeler
	Name:	Albert Wheeler
	Title:	Vice President

Signature page - Extension Agreement

BANK OF CHINA (EUROPE) S.A., as Extending Lender

By:	/s/ ZHAO Yi
	Name:	ZHAO Yi
	Title:	Assistant General Manager

Signature page - Extension Agreement

BARCLAYS BANK PLC, as Extending Lender

By:	/s/ Mark Pope
	Name:	Mark Pope
	Title:	Vice President

Signature page - Extension Agreement

DBS BANK, LTD., as New Lender

By:	/s/ Kate Khoo
	Name:	Kate Khoo
	Title:	Vice President

Signature page - Extension Agreement

deutsche bank ag new york branch, as Extending Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

By:	/s/ Annie Chung
	Name:	Annie Chung
	Title:	Managing Director

Signature page - Extension Agreement

GOLDMAN SACHS BANK USA, as Extending Lender

By:	/s/ Edwina Stewart
	Name:	Edwina Stewart
	Title:	Authorized Signatory

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HSBC BANK PLC, as Extending Lender

By:	/s/ Rod Stoyle
	Name:	Rod Stoyle
	Title:	Vice President

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MIZUHO BANK, LTD., as Extending Lender

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Executive Director

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STANDARD CHARTERED BANK, as Extending Lender

By:	/s/ Simon Derrick
	Name:	Simon Derrick
	Title:	Managing Director

Signature page - Extension Agreement

SUMITOMO MITSUI BANKING Corporation, as Extending Lender

By:	/s/ Danijel Radulovic
	Name:	Danijel Radulovic
	Title:	Director

By:	/s/ Marco Frensel
	Name:	Marco Frensel
	Title:	Executive Director

Signature page - Extension Agreement

UBS SWITZERLAND AG, as Extending Lender

By:	/s/ Chantal Schmidli
	Name:	Chantal Schmidli
	Title:	Associate Director

By:	/s/ Yves Ducrey
	Name:	Yves Ducrey
	Title:	Executive Director

Signature page - Extension Agreement

wells fargo bank, n.a., LONDON BRANCH, as Extending Lender

By:	/s/ Jonathan Childs
	Name:	Jonathan Childs
	Title:	Director

Signature page - Extension Agreement